SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): February 21, 2006
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                           SOYODO GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                    000-1103640                  84-1482082
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(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)



                             1398 Monterey Pass Road
                             Monterey Park, CA 91754
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (323) 261-1888
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                            TOP GROUP HOLDINGS, INC.
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          (Former name or former address, if changed since last report)


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ITEM 4.01   CHANGE OF INDEPENDENT ACCOUNTANTS

      (a) On February 17, 2006, we dismissed Michael Johnson & Co., LLC ("Johnson") of Denver, Colorado as our independent public accountant. The decision to discontinue our relationship with Johnson was approved by our Board of Directors, was made cooperatively with him, and was based exclusively on the fact that Johnson is retiring. On February 17, 2006, we retained Jaspers + Hall, PC (Jaspers) of Denver, Colorado as our new independent public accountant.

      During the two prior fiscal years and through the date of our decision to appoint Jaspers, the auditor's reports on our financial statements issued by Johnson did not contain an adverse opinion, or a disclaimer of opinion, or were modified as to audit scope or accounting principles, but they did raise substantial doubt about the company's ability to continue as a going concern due to its lack of capital.

      During this same period, there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Johnson's satisfaction, would have caused him to make reference to the subject matter of the disagreements in connection with his reports on our consolidated financial statements. We provided Johnson with a copy of this disclosure and requested that Johnson furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Johnson's letter, dated February 27, 2006, is filed as Exhibit 16 to this Current Report on Form 8-K/A.

      (b) As discussed above, On February 17, 2006, we retained Jaspers as our new independent public accountant. The decision to retain Jaspers as our independent public accountant was made by our Board of Directors. We engaged Jaspers to audit our financial statements for the year ended December 31, 2005. During the year ended December 31, 2005 and through the date of this Report, neither we nor anyone on our behalf has consulted with Jaspers regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      The following exhibits are furnished with this report:

      Exhibit No.      Description
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      16               Letter from Michael Johnson & Co., LLC dated February 27,
                       2006.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    SOYODO GROUP HOLDINGS, INC.
                                                    (Registrant)



Date:  February 27, 2006                            /s/ Ru-hua Song
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                                                    Ru-hua Song
                                                    Principal Executive Officer